                                                                       (g)(3)(i)

(ING FUNDS LOGO)

December 20, 2006

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined International SmallCap Fund, a series of ING Mutual Funds, effective December 20, 2006, (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated October 12, 2006.

     The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING MidCap Value Choice Fund to ING Value Choice Fund, ING FMR(SM) Earnings Growth Portfolio to ING FMR(SM) Large Cap Growth Portfolio, ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio, ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, and ING Equity Income Fund to ING Growth and Income Fund and 2) by the removal of ING Eagle Asset Capital Appreciation Portfolio and ING VP LargeCap Growth Portfolio, as these funds recently merged into other funds, and ING FMR(SM) Equity Income Portfolio, ING FMR(SM) Small Cap Equity Portfolio and ING Pioneer Equity Income Portfolio, as these funds did not launch as originally anticipated.

     Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,


                                        /s/ Robert S. Naka
                                        ----------------------------------------
                                        Robert S. Naka
                                        Executive Vice President
                                        ING Mutual Funds


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ William P. Kelly
    ---------------------------------
Name: William P. Kelly
Title: Managing Director, Duly
       Authorized

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000         ING Mutual Funds
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                              BNY ACCOUNT NUMBER
                           FUND                                (DOMESTIC/GLOBAL)
                           ----                             ----------------------
ING EQUITY TRUST
ING Disciplined LargeCap Fund                                       464742
ING Fundamental Research Fund                                       464290
ING Index Plus LargeCap Equity Fund                                   TBD
ING LargeCap Growth Fund                                            464733
ING LargeCap Value Fund                                             454702
ING MidCap Opportunities Fund                                       464741
ING MidCap Value Fund                                               464735
ING Opportunistic LargeCap Fund                                     464288
ING Real Estate Fund                                                464746
ING SmallCap Opportunities Fund                                     464743
ING SmallCap Value Choice Fund                                      464788
ING SmallCap Value Fund                                             464736
ING Value Choice Fund                                               464786

ING FUNDS TRUST
ING Classic Money Market Fund                                       464008
ING High Yield Bond Fund                                            464010
ING Institutional Prime Money Market Fund                           464048
ING Intermediate Bond Fund                                          464006
ING National Tax-Exempt Bond Fund                                   464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND             464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                   464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                      058102
ING American Funds Growth Portfolio                                 464755
ING American Funds Growth-Income Portfolio                          464753
ING American Funds International Portfolio                          464761
ING BlackRock Large Cap Growth Portfolio                            279607
ING BlackRock Large Cap Value Portfolio                             279608
ING Capital Guardian Small/Mid Cap Portfolio                        058093
ING Capital Guardian U.S. Equities Portfolio                        058221
ING Disciplined Small Cap Value Portfolio                           464711

                                                              BNY ACCOUNT NUMBER
                           FUND                                (DOMESTIC/GLOBAL)
                           ----                             ----------------------
ING INVESTORS TRUST (CONT.)
ING EquitiesPlus Portfolio                                          464777
ING Evergreen Health Sciences Portfolio                             464704
ING Evergreen Omega Portfolio                                       464706
ING FMR(SM) Diversified Mid Cap Portfolio                        058404/279603
ING FMR(SM) Large Cap Growth Portfolio                              464572
ING FMR(SM) Mid Cap Growth Portfolio                                058098
ING Franklin Income Portfolio                                       464703
ING Global Real Estate Portfolio                                    464280
ING Global Resources Portfolio                                      058085
ING Global Technology Portfolio                                     158090
ING International Portfolio                                         279604
ING Janus Contrarian Portfolio                                   058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                      058096
ING JPMorgan Small Cap Core Equity Portfolio                        279610
ING JPMorgan Value Opportunities Portfolio                          464582
ING Julius Baer Foreign Portfolio                                   279606
ING Legg Mason Partners All Cap Portfolio                           058114
ING Legg Mason Value Portfolio                                   058400/279600
ING LifeStyle Aggressive Growth Portfolio                           464998
ING LifeStyle Growth Portfolio                                      464996
ING LifeStyle Moderate Growth Portfolio                             464994
ING LifeStyle Moderate Portfolio                                    464992
ING Limited Maturity Bond Portfolio                                 058082
ING Liquid Assets Portfolio                                         058081
ING Lord Abbett Affiliated Portfolio                                058220
ING MarketPro Portfolio                                             464910
ING MarketSyle Growth Portfolio                                     464926
ING MarketStyle Moderate Growth Portfolio                           464922
ING MarketStyle Moderate Portfolio                                  464934
ING Marsico Growth Portfolio                                        058101
ING Marsico International Opportunities Portfolio                   464576
ING MFS Total Return Portfolio                                      058100
ING MFS Utilities Portfolio                                         464584
ING Oppenheimer Main Street Portfolio(R)                            058099
ING PIMCO Core Bond Portfolio                                       058103
ING PIMCO High Yield Portfolio                                      464018
ING Pioneer Fund Portfolio                                          464578
ING Pioneer Mid Cap Value Portfolio                                 464580
ING Stock Index Portfolio                                           464701
ING T. Rowe Price Capital Appreciation Portfolio                    058084
ING T. Rowe Price Equity Income Portfolio                           058087
ING Templeton Global Growth Portfolio                               058095

                                                              BNY ACCOUNT NUMBER
                           FUND                                (DOMESTIC/GLOBAL)
                           ----                             ----------------------
ING INVESTORS TRUST (CONT.)
ING UBS U.S. Allocation Portfolio                                058402/279602
ING Van Kampen Equity Growth Portfolio                              279609
ING Van Kampen Global Franchise Portfolio                           279605
ING Van Kampen Growth and Income Portfolio                          058090
ING Van Kampen Real Estate Portfolio                                058086
ING VP Index Plus International Equity Portfolio                    464492
ING Wells Fargo Mid Cap Disciplined Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                     464795

ING MAYFLOWER TRUST
ING International Value Fund                                        464212

ING MUTUAL FUNDS
ING Disciplined International SmallCap Fund                         464294
ING Diversified International Fund                                  464292
ING Emerging Countries Fund                                         464214
ING Emerging Markets Fixed Income Fund                              464296
ING Foreign Fund                                                    464202
ING Global Bond Fund                                                464773
ING Global Equity Dividend Fund                                     464751
ING Global Natural Resources Fund                                   464210
ING Global Real Estate Fund                                         464220
ING Global Value Choice Fund                                        464218
ING Greater China Fund                                              464286
ING Index Plus International Equity Fund                            464282
ING International Capital Appreciation Fund                         464282
ING International Fund                                              464206
ING International Real Estate Fund                                  464298
ING International SmallCap Fund                                     464216
ING International Value Choice Fund                                 464278
ING Russia Fund                                                     464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                  464544
ING American Century Select Portfolio                               464532
ING American Century Small-Mid Cap Value Portfolio                  464502
ING Baron Asset Portfolio                                           464556
ING Baron Small Cap Growth Portfolio                                464504
ING Columbia Small Cap Value II Portfolio                           464785
ING Davis Venture Value Portfolio                                   464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                         464564
ING Fidelity(R) VIP Equity-Income Portfolio                         464568
ING Fidelity(R) VIP Growth Portfolio                                464570

                                                              BNY ACCOUNT NUMBER
                           FUND                                (DOMESTIC/GLOBAL)
                           ----                             ----------------------
ING PARTNERS, INC. (CONT.)
ING Fidelity(R) VIP Mid Cap Portfolio                               464566
ING Fundamental Research Portfolio                                  464538
ING Goldman Sachs(R) Capital Growth Portfolio                       464540
ING Goldman Sachs(R) Structured Equity Portfolio                    464514
ING JPMorgan International Portfolio                                464528
ING JPMorgan Mid Cap Value Portfolio                                464506
ING Legg Mason Partners Aggressive Growth Portfolio                 464518
ING Legg Mason Partners Large Cap Growth Portfolio                  464516
ING Lord Abbett U.S. Government Securities Portfolio                464036
ING Neuberger Berman Partners Portfolio                             464598
ING Neuberger Berman Regency Portfolio                              464774
ING OpCap Balanced Value Portfolio                                  464542
ING Oppenheimer Global Portfolio                                    464508
ING Oppenheimer Strategic Income Portfolio                          464548
ING PIMCO Total Return Portfolio                                    464510
ING Pioneer High Yield Portfolio                                    464032
ING Solution 2015 Portfolio                                         464590
ING Solution 2025 Portfolio                                         464594
ING Solution 2035 Portfolio                                         464596
ING Solution 2045 Portfolio                                         464574
ING Solution Income Portfolio                                       464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio              464534
ING T. Rowe Price Growth Equity Portfolio                           464530
ING Templeton Foreign Equity Portfolio                              464200
ING Thornburg Value Portfolio                                       464522
ING UBS U.S. Large Cap Equity Portfolio                             464520
ING UBS U.S. Small Cap Growth Portfolio                             464533
ING Van Kampen Comstock Portfolio                                   464512
ING Van Kampen Equity and Income Portfolio                          464536

ING RISK MANAGED NATURAL RESOURCES FUND                             464763

ING SERIES FUND, INC.
Brokerage Cash Reserves                                             464062
ING 130/30 Fundamental Research Fund                                464599
ING Aeltus Money Market Fund                                        464064
ING Balanced Fund                                                   464764
ING Global Science and Technology Fund                              464750
ING Growth and Income Fund                                          464723
ING Growth Fund                                                     464762
ING Index Plus LargeCap Fund                                        464726
ING Index Plus MidCap Fund                                          464727
ING Index Plus SmallCap Fund                                        464725

                                                              BNY ACCOUNT NUMBER
                           FUND                                (DOMESTIC/GLOBAL)
                           ----                             ----------------------
ING SERIES FUND, INC. (CONT.)
ING International Growth Fund                                       464204
ING Small Company Fund                                              464729
ING Strategic Allocation Conservative Fund                          464722
ING Strategic Allocation Growth Fund                                464720
ING Strategic Allocation Moderate Fund                              464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                  464420
ING VP Strategic Allocation Growth Portfolio                        464418
ING VP Strategic Allocation Moderate Portfolio                      464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                  464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                     464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                      464422
ING VP Growth Portfolio                                             464404
ING VP Index Plus LargeCap Portfolio                                464406
ING VP Index Plus MidCap Portfolio                                  464408
ING VP Index Plus SmallCap Portfolio                                464410
ING VP International Equity Portfolio                               464460
ING VP Small Company Portfolio                                      464414
ING VP Value Opportunity Portfolio                                  464424

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                                 464449
ING VP High Yield Bond Portfolio                                    464432
ING VP International Value Portfolio                                464464
ING VP MidCap Opportunities Portfolio                               464444
ING VP Real Estate Portfolio                                        464747
ING VP SmallCap Opportunities Portfolio                             464450

ING VP BALANCED PORTFOLIO, INC.                                     464428

ING VP INTERMEDIATE BOND PORTFOLIO                                  464400

ING VP MONEY MARKET PORTFOLIO                                       464412